SBL Fund One Security Benefit Place Topeka, Kansas 66636-0001

Supplement Dated January 7, 2008
to Statement of Additional Information ("SAI") Dated May 1, 2007

The following information supplements and amends the information in the SAI:

The following paragraph is hereby added after the fifth paragraph under the section titled "Portfolio Transactions" in the SAI:

SGI, which serves as investment sub-adviser to Series D (Global Series), may enter into agreements with certain brokers, called "Commission Sharing Agreements," pursuant to which SGI may place trades on behalf of its clients, including Series D, with these brokers for negotiated brokerage commission rates. In turn, under the terms of the agreements, the brokers retain a portion of the brokerage commissions to cover the trades' execution costs and then credit a negotiated portion of the brokerage commissions to accounts used by the brokers to pay other firms for research products or services for the benefit of SGI and its clients, including Series D.

Please Retain This Supplement For Future Reference